UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: November 11, 2004 (Date of earliest event reported)
Prospect Energy Corporation (Exact name of registrant as specified in its charter)
MD (State or other jurisdiction of incorporation)	333-114552 (Commission File Number)	43-2048643 (IRS Employer Indentification Number)
	10 East 40th Street, Suite 4400, New York, New York 10016 (Address of principal executive offices)	10016 (Zip Code)
Registrant's telephone number, including area code: 212 448-0702

Item 7.01. Regulation FD Disclosure

Prospect Energy Corporation Announces $0.10 Cash Dividend and September 30, 2004 Financial Results

Item 9.01. Financial Statements and Exhibits
(c) Exhibits
99.1       Press Release of Prospect Energy Corporation dated November 11, 2004

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 11, 2004	PROSPECT ENERGY CORPORATION By: /s/ John F. Barry John F. Barry Chief Executive Officer